STALWART FUNDS
ANNUAL REPORT
NOVEMBER 30, 1995

U.S. GOVERNMENT SECURITIES FUND
INCOME FUND
CORE EQUITY FUND
AGGRESSIVE EQUITY FUND
INTERNATIONAL EQUITY FUND

Investment advice is provided by Briar Capital Management L.L.C., a third-party money manager.

Shares of Stalwart Funds:

 -are not insured by the FDIC nor are they guaranteed by the U.S. government or any of its agencies;

 -are not deposits or obligations of or guaranteed by any bank, bank affiliate, or bank holding company;

 -are subject to investment risks, including possible loss of principal.

Shares of Stalwart Funds are offered by S.F. Investments, Inc., member NASD and an affiliate of Briar Capital Management L.L.C.



LETTER TO SHAREHOLDERS

January 1996

Dear Shareholder,

The first fiscal year for the Stalwart Funds has been completed against a year-long backdrop of spectacular investment performance by most sectors of the U.S. equity and fixed income markets. Many investment commentators have referred to the climate as one of an "investment mania."

As investors, we have generally benefited from the year-long upward trends in both the equity and fixed income markets. As we look out into 1996 and beyond toward the next century we remain positive on the global investment outlook for both equity and fixed income securities.

Lots of things have gone right for the investment markets in the U.S. during 1995. We enjoyed low inflation, higher productivity, lower interest rates and a focus on downsizing and budget balancing both in business and government. The explosion of information technology has driven intense attention to both new public offerings and existing companies even remotely related to the "information super-highway." Some observers have called the existing climate "frothy." Perhaps this is why a number of new micro-brewer offerings have also been very well received.

While market risk may have increased because of positive performance, we remain confident that our portfolio managers are well positioned to deal with any shifts in the investment outlook. We continue to be guardedly optimistic about the outlook for equities and fixed income securities over the intermediate term. We believe that a consistent approach of balanced exposure between equity and fixed income securities, both domestic and international, remains the soundest strategy for long-term wealth accumulation and capital preservation.

In summary, the Stalwart Funds completed a successful first year.


VALUE OF A $10,000 INVESTMENT AS OF 11/30/95
Stalwart U.S. Government Securities Fund                $11,513
Lehman Bros. Intermediate Government Bond Index         $11,178

CUMULATIVE TOTAL RETURN
for the period ended 11/30/95 (Since Commencement<F1>)
Stalwart U.S. Government Securities Fund                 15.13%
<F1>January 27, 1995

This chart assumes an initial gross investment of $10,000 made on 1/27/95 (commencement). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Lehman Bros. Intermediate Government Bond Index is made up of the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. small government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). It includes only those bonds with maturities of up to ten years.


VALUE OF A $10,000 INVESTMENT AS OF 11/30/95
Stalwart Income Fund                                    $11,681
Lehman Bros. Gov't./Corp. Bond Index                    $11,565

CUMULATIVE TOTAL RETURN
for the period ended 11/30/95 (Since Commencement <F2>)
Stalwart Income Fund                                     16.81%
<F2>January 27, 1995

This chart assumes an initial gross investment of $10,000 made on 1/27/95 (commencement). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Lehman Bros. Gov't./Corp. Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible investment-grade dollar-denominated, SEC-registered corporate debt. Included in the latter is debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies.


VALUE OF A $10,000 INVESTMENT AS OF 11/30/95
Stalwart Core Equity Fund                               $12,597
S&P 500 Stock Index                                     $13,216

CUMULATIVE TOTAL RETURN
for the period ended 11/30/95 (Since Commencement <F3>)
Stalwart Core Equity Fund                                25.97%
<F3>January 27, 1995

This chart assumes an initial gross investment of $10,000 made on 1/27/95 (commencement). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.


VALUE OF A $10,000 INVESTMENT AS OF 11/30/95
Stalwart Aggressive Equity Fund                         $12,310
S&P 500 Stock Index                                     $13,216

CUMULATIVE TOTAL RETURN
for the period ended 11/30/95 (Since Commencement <F4>)
Stalwart Aggressive Equity Fund                          23.10%
<F4>January 27, 1995

This chart assumes an initial gross investment of $10,000 made on 1/27/95 (commencement). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

VALUE OF A $10,000 INVESTMENT AS OF 11/30/95
Stalwart International Equity Fund                           $11,009
Morgan Stanley Capital International World EX-USA Index         $11,110

CUMULATIVE TOTAL RETURN
for the period ended 11/30/95 (Since Commencement <F5>)
Stalwart International Equity Fund                            10.09%
<F5>January 27, 1995

This chart assumes an initial gross investment of $10,000 made on 1/27/95 (commencement). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The Morgan Stanley Capital International World ex-USA Index is composed of a sample of companies representative of the market structure of 21 countries. The objective of the World ex-USA Index and all other Morgan Stanley Capital Inter-national Indices is to represent the evolution of an unmanaged portfolio consisting of domestically listed stocks within the markets included in the index.

The Stalwart U.S. Government Securities Fund performed strongly for the entire period, in line with the general U.S. government bond market. Again the Fund manager's general theme, namely that we are continuing in a secular disinflationary trend, allowed the portfolio to continue to benefit from falling interest rates. This Fund's average maturity of 11.32 years reflects the portfolio manager's continuing disinflationary theme.

During the entire year the Stalwart Income Fund provided consistent current income as well as price appreciation. The asset allocation of 47.2% corporate bonds, 20.0% other fixed income securities and 24.1% in dividend paying common stocks as of November 30, 1995, mirrors the portfolio manager's secular disinflationary theme. It is also reflective of the Fund manager's fundamental thesis of continuing lower inflation over the intermediate future.

The Stalwart Core Equity Fund had a very solid year from a performance standpoint. Interestingly, this performance was achieved while the Fund had little exposure to technology issues during the year. The consistent theme as stated by the Fund manager is "we attempt to buy a piece of the business at a substantial discount to its underlying value." By exercising discipline and patience, the Fund shareholders benefit as the manager seeks to identify shares trading at a large discount to value and, over time, price and value coverage. While the Fund's performance lagged the S&P 500 Stock Index performance, we believe the adviser's long-term value approach will offer more long-term upside potential when compared to a market index in general.

The Stalwart Aggressive Equity Fund slightly underperformed both the S&P 500 Stock Index and the Nasdaq Composite Index for the year. This Fund's emphasis continues to be on growth companies with price/earnings ratios equal to their projected growth rate. A long-term time horizon and patience, we believe, will yield superior performance for a Fund that invests in this disciplined manner.

The Stalwart International Equity Fund has performed in line with its international equity index throughout the year. With a theme of diversification through investment in high-quality companies in various industries, the adviser follows a very risk-averse strategy.

Sincerely,

BRIAR CAPITAL MANAGEMENT

David S. Evans                 Thomas A. Hickey
Chairman                       President



RESULTS OF THE SPECIAL SHAREHOLDERS' MEETING
A Special Meeting of the Shareholders of the Stalwart Core Equity Fund was held on December 20, 1995.

The matters voted on by shareholders of record as of October 31, 1995 and the results of the shareholders' vote at the December 20, 1995 meeting were as follows:

1) Approval of an interim sub-advisory agreement with Harris Associates L.P. for the period from September 29, 1995 through December 20, 1995. 345,693 shares voted affirmatively, 3,222 shares voted negatively and 4,974 shares abstained from voting.

2) Approval of a new sub-advisory agreement with Harris Associates L.P. effective December 20, 1995. 345,693 shares voted affirmatively, 3,222 shares voted negatively and 4,974 shares abstained from voting.

3) Approval of a new sub-advisory agreement effective upon the date of the consummation of a proposed merger or other reorganization involving the parent of Harris Associates L.P. and Metropolitan Life Insurance Company. 345,693 shares voted affirmatively, 3,222 shares voted negatively and 4,974 shares abstained from voting.

STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 1995
                                                U.S. GOVERNMENT                         CORE          AGGRESSIVE      INTERNATIONAL
                                                  SECURITIES          INCOME           EQUITY           EQUITY           EQUITY
                                                     FUND              FUND             FUND             FUND             FUND
                                                     ----              ----             ----             ---              ----

ASSETS:
  Investments at value (cost $6,582,165,
    $5,633,072, $6,819,917, $5,801,015
     and $3,394,333, respectively)               $7,116,354        $6,018,716        $8,215,524       $6,294,044       $3,669,162
  Cash                                                  190                --             3,103               --            1,814
  Receivables for investments sold                        -           267,490                --          175,975               --
  Dividends and interest receivable                  92,713            87,636            19,334            3,321           12,814
  Due from Adviser                                    8,381             7,520             4,305            8,391           15,447
  Organization costs, net of
    accumulated amortization                         31,497            31,496            31,496           31,497           31,496
                                                     ------            ------            ------           ------           ------


      TOTAL ASSETS                                7,249,135         6,412,858         8,273,762        6,513,228        3,730,733
                                                  ---------         ---------         ---------        ---------        ---------


LIABILITIES:
  Dividends payable                                  34,478            19,791            76,397                -           13,123
  Payables for investments purchased                      -           263,675                 -               --                -
  Other payables and accrued expenses                20,157            21,145            25,526          202,582           25,169
                                                     ------            ------            ------          -------           ------


      TOTAL LIABILITIES                              54,635           304,611           101,923          202,582           38,292
                                                     ------           -------           -------          -------           ------


NET ASSETS                                       $7,194,500        $6,108,247        $8,171,839       $6,310,646       $3,692,441
                                                 ----------        ----------        ----------       ----------       ----------

NET ASSETS CONSIST OF:
  Capital stock                                  $6,492,177        $5,420,989        $6,453,762       $4,882,457       $3,277,884
  Accumulated net realized gains
    on investments                                  163,085           291,896           319,764          931,817           97,843
  Accumulated net realized gains from
    foreign currency transactions                         -                 -                 -                -           37,861
  Unrealized net appreciation on
    investments                                     534,189           385,644         1,395,607          493,029          298,535
  Unrealized depreciation on translation of
    assets and liabilities in
    foreign currencies                                    -                 -                 -                -         (23,776)
  Undistributed net investment income                 5,049             9,718             2,706            3,343            4,094
                                                      -----             -----             -----            -----            -----


      TOTAL NET ASSETS                           $7,194,500        $6,108,247        $8,171,839       $6,310,646       $3,692,441
                                                 ==========        ==========        ==========       ==========       ==========


CAPITAL STOCK, NO PAR VALUE
  Authorized                                      Unlimited         Unlimited         Unlimited        Unlimited        Unlimited
  Issued and outstanding                            656,465           545,802           654,753          512,662          336,451

OFFERING PRICE, REDEMPTION PRICE AND
  NET ASSET VALUE PER SHARE                          $10.96            $11.19            $12.48           $12.31           $10.97
                                                 ==========        ==========        ==========       ==========       ==========


See notes to the financial statements.



SCHEDULE OF INVESTMENTS
U.S. GOVERNMENT SECURITIES FUND
NOVEMBER 30, 1995

    PAR
   VALUE                                                         VALUE
   -----                                                         -----
             U.S. GOVERNMENT AGENCIES  54.01%

             FEDERAL HOME LOAN MORTGAGE
             CORPORATION 21.68%
 $  92,276   Federal Home Loan Mortgage
             Corporation 1606 KA PAC-2,
             6.25%, 11/15/08                              $     92,940
   156,459   Federal Home Loan Mortgage
             Corporation FHR 1618 K,
             6.00%, 11/15/08                                   155,633
   189,888   Federal Home Loan Mortgage
             Corporation - GNMA FHG
             12-IPAC-2, 6.00%, 11/25/08                        186,181
   300,000   Federal Home Loan Mortgage
             Corporation, 8.05%, 4/5/10                        323,835
   250,000   Federal Home Loan Mortgage
             Corporation, Real Estate
             Mortgage Investment Conduit,
             6.95%, 9/15/20                                    250,000
   300,000   Federal Home Loan Mortgage
             Corporation, 7.75%, 12/15/22                      309,000
   262,373   Federal Home Loan Mortgage
             Corporation, Real Estate
             Mortgage Investment Conduit
             1608 QA, 6.10%, 7/15/23                           242,210
                                                             ---------
                                                             1,559,799
                                                             ---------


             FEDERAL NATIONAL MORTGAGE
             ASSOCIATION 32.33%
   250,000   Federal National Mortgage
             Association, 7.68%, 11/22/99                      267,105
   250,000   Federal National Mortgage
             Association, 8.625%, 11/10/04                     270,625
   500,000   Federal National Mortgage
             Association GLB Bond, 8.50%,
             2/1/05                                            544,215
   250,000   Federal National Mortgage
             Association, 7.80%, 3/29/05                       264,937
   100,000   Federal National Mortgage
             Association FNR 1992-186 N,
             6.00%, 10/25/07                                    95,720
  $176,241   Federal National Mortgage
             Association 1993-101 CL B,
             6.50%, 12/25/07                                   178,082
   183,634   Federal National Mortgage
             Association FNR 1993-18 B,
             6.50%, 2/25/08                                    177,341
   255,751   Federal National Mortgage
             Association FNR 1993-43 K,
             6.50%, 4/25/08                                    258,977
   250,000   Federal National Mortgage
             Association, 8.17%, 9/1/09                        268,995
                                                             ---------

                                                             2,325,997
                                                             ---------


             Total U.S. Government Agencies
             (cost $3,659,782)                               3,885,796
                                                             ---------

             U.S. TREASURIES 42.47%

   500,000   U.S. Treasury Note,
             7.125%, 2/29/00                                   529,430
   400,000   U.S. Treasury Bond,
             7.50%, 5/15/02                                    440,208
   500,000   U.S. Treasury Bond,
             6.25%, 2/15/03                                    516,595
   500,000   U.S. Treasury Bond,
             7.25%, 8/15/04                                    549,355
   750,000   U.S. Treasury Bond,
             10.75%, 8/15/05                                 1,019,970
                                                             ---------


             Total U.S. Treasuries
             (cost $2,747,383)                               3,055,558
                                                             ---------



             REPURCHASE AGREEMENTS 2.43%

  $175,000   United Missouri Bank
             Repurchase Agreement, 5.40%,
             dated 11/30/95, repurchase price
             $175,026, maturing 12/1/95
             (collateralized by U.S. Treasury
             Note, 7.625%, 4/30/96)                            175,000
                                                             ---------


             Total Repurchase Agreements
             (cost $175,000)                                   175,000
                                                             ---------


             Total Investments 98.91%
             (cost $6,582,165)                               7,116,354

             Cash and Other Assets,
             less Liabilities 1.09%                             78,146
                                                             ---------


             NET ASSETS 100.00%                             $7,194,500
                                                             =========


See notes to the financial statements.




SCHEDULE OF INVESTMENTS
INCOME FUND
NOVEMBER 30, 1995

    PAR
   VALUE                                                         VALUE
   -----                                                         -----

             FIXED INCOME BONDS 67.25%

             ASSET-BACKED SECURITIES 4.63%
  $300,000   Sears Mortgage Security Subordinated
             Debentures, Series 1993-7M,
             7.00%, 6/25/08                                   $282,750
                                                              --------


             CONVERTIBLE BONDS 4.80%
   150,000   Browning-Ferris Industries, Inc.
             Convertible Subordinated
             Debenture, 6.25%, 8/15/12                         149,812
   150,000   McKesson Corp. Convertible
             Bond, 4.50%, 3/1/04                               143,250
                                                              --------

                                                               293,062
                                                              --------


             CORPORATE BONDS 47.21%
   150,000   Aetna Life & Casualty Co.
             Debenture, 6.75%, 9/15/13                         143,062
   250,000   BankAmerica Corp. Subordinated
             Note, 7.625%, 6/15/04                             268,125
   250,000   Chase Manhattan Corp.
             Subordinated Note,
             6.75%, 8/15/08                                    252,500
   250,000   Cigna Corp. Note,
             8.25%, 1/1/07                                     282,813
   250,000   Commonwealth Edison Co. Note,
             7.625%, 6/1/03                                    256,250
   250,000   Ford Motor Credit Co. Note,
             6.375%, 4/15/00                                   252,813
   250,000   Gulf States Utilities Co. Note,
             8.21%, 1/1/02                                     262,500
   260,000   K-Mart Corp. Sinking Fund,
             8.80%, 7/1/10                                     219,050
   150,000   Lehman Brothers Holding, Inc.
             Medium Term Note,
             8.25%, 4/11/02                                    162,187
   250,000   Morgan Stanley Group, Inc.
             Note, 6.375%, 12/15/03                            248,438
   250,000   Paine Webber Group Notes,
             6.50%, 11/1/05                                    242,500
  $250,000   Texas Instruments, Inc. Note,
             8.75%, 4/1/07                                     294,063
                                                             ---------

                                                             2,884,301
                                                             ---------

             Taxable Municipals 2.37%
   125,000   University of Southern California
             Note, 9.80%, 10/1/06                              144,531
                                                             ---------

             U.S. Government Agencies 3.91%
   225,000   Federal Home Loan Bank Note,
             8.00%, 9/20/04                                    238,657
                                                             ---------

             U.S. Treasuries 4.33%
   250,000   U.S. Treasury Note,
             7.125%, 2/29/00                                   264,715
                                                             ---------


             Total Fixed Income Bonds
             (cost $3,892,667)                               4,108,016
                                                             ---------



   NUMBER
  OF SHARES
  ---------


             PREFERRED STOCKS 6.92%

     5,000   American General Capital Corp.,
             8.45%, Series A, Cumulative
             Monthly Income Preferred
             Security                                          129,375
     5,000   Citicorp, 8.50%, Series 21,
             Non-cumulative                                    135,000
     2,000   Corning Delaware, 6.00%                            98,000
     2,300   Midland Bank PLC, 10.25%,
             Series B, Non-cumulative                           60,375
                                                              --------

             Total Preferred Stocks
             (cost $409,465)                                   422,750
                                                              --------



   NUMBER
  OF SHARES                                                      VALUE
  ---------                                                      -----


             COMMON STOCKS 24.11%

             CHEMICALS 2.90%
     2,500   Dow Chemical Co.                                 $177,187
                                                              --------


             ELECTRICAL PRODUCTS 5.35%
     2,500   General Electric Co.                              168,125
    10,000   Juno Lighting, Inc.                               158,750
                                                              --------

                                                               326,875
                                                              --------


             ENVIRONMENTAL SERVICES 1.48%
     3,000   Browning-Ferris Industries, Inc.                   90,375
                                                              --------


             FINANCIAL SERVICES 2.32%
     3,000   Bank of New York Co., Inc.                        141,375
                                                              --------


             OIL AND GAS 2.56%
     1,500   Mobil Corp.                                       156,563
                                                              --------


             REAL ESTATE 2.30%
     7,500   AMLI Residential
             Properties Trust                                  140,625
                                                              --------


             STEEL 3.99%
    13,000   Reliance Steel &
             Aluminum Co.                                      243,750
                                                             ---------


             TELECOMMUNICATIONS 3.21%
     1,500   AT&T Corp.                                         99,000
     1,800   SBC Communications, Inc.                           97,200
                                                              --------

                                                               196,200
                                                              --------


             Total Common Stocks
             (cost $1,315,940)                               1,472,950
                                                             ---------



  PAR
 VALUE                                                           VALUE
 -----                                                           -----

             REPURCHASE AGREEMENTS 0.25%

   $15,000   United Missouri Bank Repurchase
             Agreement, 5.40%, dated 11/30/95,
             repurchase price $15,002,
             maturing 12/1/95 (collateralized by
             U.S. Treasury Note, 7.625%,
             4/30/96)                                       $   15,000
                                                             ---------


             Total Repurchase Agreements
             (cost $15,000)                                     15,000
                                                             ---------

             Total Investments 98.53%
             (cost $5,633,072)                               6,018,716

             Cash and Other Assets,
             less Liabilities 1.47%                             89,531
                                                             ---------


             NET ASSETS 100.00%                             $6,108,247
                                                             =========


See notes to the financial statements.



SCHEDULE OF INVESTMENTS
CORE EQUITY FUND
NOVEMBER 30, 1995

   NUMBER
  OF SHARES                                                      VALUE
  ---------                                                      -----


             COMMON STOCKS  97.53%

             AEROSPACE 7.30%
     4,001   Lockheed Martin Corp.                            $293,573
     3,400   McDonnell Douglas Corp.                           303,025
                                                               -------

                                                               596,598
                                                               -------


             BANKING 7.22%
     4,400   BankAmerica Corp.                                 279,950
     5,800   Mellon Bank Corp.                                 310,300
                                                               -------
                                                               590,250
                                                               -------


             BEVERAGES 5.83%
     4,200   Anheuser-Busch Cos., Inc.                         278,250
     5,200   Brown-Forman Corp. - Class B                      198,250
                                                               -------

                                                               476,500
                                                               -------


             BROADCAST, RADIO, TV 7.47%
     2,900   Tele-Communications, Inc.
             Liberty Media Unit - Class A <F6>                  81,200
    15,000   Tele-Communications, Inc. -
             Class A <F6>                                      277,500
    14,000   U.S. West Media Group <F6>                        252,000
                                                               -------

                                                               610,700
                                                               -------


             BUILDING MATERIALS 3.59%
     7,400   Sherwin-Williams Co.                              293,225
                                                               -------


             CHEMICALS 3.48%
     4,000   Great Lakes Chemical Corp.                        284,500
                                                               -------


             FINANCIAL SERVICES 6.91%
     2,600   Federal National Mortgage Assn.                   284,700
     6,100   First USA, Inc.                                   279,837
                                                               -------

                                                               564,537
                                                               -------


             FOOD 9.83%
     8,700   Heinz (H.J.) Co.                                  277,313
     8,900   Nabisco Holdings Corp. - Class A                  251,425
     7,900   Quaker Oats Co.                                   274,525
                                                               -------

                                                               803,263
                                                               -------


             HARDWARE 3.57%
     7,800   Black & Decker Corp.                              291,525
                                                               -------


             HOUSEHOLD PRODUCTS 3.62%
     3,900   Clorox Co.                                        295,425
                                                               -------


             INSURANCE 7.32%
     3,900   MBIA, Inc.                                        300,300
     4,200   SAFECO Corp.                                      298,200
                                                               -------

                                                               598,500
                                                               -------


             MANUFACTURING 3.50%
    13,000   Whitman Corp.                                     286,000
                                                               -------


             MINING 3.29%
     9,700   De Beers Consolidated Mines
             Ltd. ADR                                          269,175
                                                               -------


             OIL AND GAS 6.83%
     6,700   Murphy Oil Corp.                                  263,813
    15,100   YPF Sociedad Anonima ADR                          294,450
                                                               -------

                                                               558,263
                                                               -------


             PHARMACEUTICALS 3.57%
     3,200   American Home Products Corp.                      292,000
                                                               -------


             PRINTING AND PUBLISHING 7.59%
     5,200   Gannett Co., Inc.                                 317,200
     4,700   Knight-Ridder, Inc.                               303,150
                                                               -------

                                                               620,350
                                                               -------


             RETAIL 3.39%
     9,500   Federated Department
             Stores, Inc. <F6>                                 276,688
                                                               -------



             TOBACCO PRODUCTS 3.22%
     6,300   American Brands, Inc.                          $  263,025
                                                             ---------


             Total Common Stocks
             (cost $6,574,917)                               7,970,524
                                                             ---------


PAR
VALUE
-----


             REPURCHASE AGREEMENTS 3.00%

  $245,000   United Missouri Bank
             Repurchase Agreement, 5.40%,
             dated 11/30/95, repurchase price
             $245,036, maturing 12/1/95,
             (collateralized by U.S. Treasury
             Note, 7.75%, 3/31/96)                             245,000
                                                             ---------

             Total Repurchase Agreements
             (cost $245,000)                                   245,000
                                                             ---------


             Total Investments 100.53%
             (cost $6,819,917)                               8,215,524

             Liabilities, less Cash
             and Other Assets (0.53)%                         (43,685)
                                                             ---------


             NET ASSETS 100.00%                             $8,171,839
                                                             =========


             <F6> Non-income producing security.

See notes to the financial statements.



SCHEDULE OF INVESTMENTS
AGGRESSIVE EQUITY FUND
NOVEMBER 30, 1995

   NUMBER
  OF SHARES                                                      VALUE
  ---------                                                      -----


             COMMON STOCKS  96.53%

             BUSINESS PRODUCTS 5.00%
    11,450   American Business Information,
             Inc. <F7>                                        $208,962
     3,800   Wabash National Corp.                             106,400
                                                               -------

                                                               315,362
                                                               -------


             BUSINESS SERVICES 4.19%
    14,000   Franklin Quest Co. <F7>                           264,250
                                                               -------


             COMPUTER SOFTWARE 13.13%
    10,200   FTP Software, Inc. <F7>                           309,825
     3,000   Parametric Technology
             Corp. <F7>                                        212,250
     5,600   Softkey International, Inc. <F7>                  189,000
     3,400   Synopsys, Inc. <F7>                               117,300
                                                               -------

                                                               828,375
                                                               -------


             COMMUNICATION PRODUCTS 8.95%
     3,800   Hummingbird Communication
             Ltd. <F7>                                         190,950
     8,300   Madge, N.V. <F7>                                  374,019
                                                               -------

                                                               564,969
                                                               -------


             ELECTRONICS 8.36%
     4,300   Altron, Inc. <F7>                                 126,850
    18,500   Cincinnati Microwave, Inc. <F7>                   129,500
     5,000   Kent Electronics Corp. <F7>                       271,250
                                                               -------

                                                               527,600
                                                               -------


             FINANCIAL SERVICES 4.79%
     4,400   Green Tree Financial Corp.                        124,300
     8,750   Mercury Finance Co.                               124,687
     2,200   Washington Federal, Inc.                           53,075
                                                               -------

                                                               302,062
                                                               -------


             HEALTH CARE SERVICES 6.29%
     6,000   Express Scripts, Inc. -
             Class A <F7>                                      247,500
     2,000   HBO & Co.                                         149,500
                                                              --------

                                                               397,000
                                                              --------


             PERSONAL SERVICES 3.21%
    10,700   Barefoot, Inc.                                    123,050
     3,000   Loewen Group, Inc.                                 79,500
                                                              --------

                                                               202,550
                                                               -------


             PHARMACEUTICALS 1.83%
     2,144   Cardinal Health, Inc.                             115,776
                                                               -------


             REAL ESTATE 10.91%
    12,500   National Health Investors, Inc.
             REIT                                              385,937
    14,500   Oasis Residential, Inc. REIT                      302,688
                                                               -------

                                                               688,625
                                                               -------


             RETAIL 6.56%
     4,700   Doubletree Corp. <F7>                              99,875
     9,500   Heilig-Meyers Co.                                 192,375
     2,600   St. John Knits, Inc.                              121,875
                                                               -------
                                                               414,125
                                                               -------


             SEMICONDUCTORS 6.75%
     2,500   Atmel Corp. <F7>                                   75,000
     6,500   Lattice Semiconductor Corp. <F7>                  209,625
     4,600   Integrated Process Equipment
             Corp. <F7>                                        141,450
                                                               -------

                                                               426,075
                                                               -------


             TELECOMMUNICATIONS 12.79%
    11,100   Century Telephone Enterprises                     346,875
     4,600   United States Cellular Corp. <F7>                 161,000
     9,200   WorldCom, Inc. <F7>                               299,000
                                                             ---------

                                                               806,875
                                                             ---------


             TRANSPORTATION 3.77%
     4,800   Expeditors International of
             Washington, Inc.                                  122,400
     6,000   M.S. Carriers, Inc. <F7>                          115,500
                                                             ---------

                                                               237,900
                                                             ---------


             Total Common Stocks
             (cost $5,609,015)                               6,091,544
                                                             ---------



    PAR
   VALUE
   -----
             CONVERTIBLE BONDS 3.21%

  $100,000   National Healthcare LP
             Convertible Debentures,
             6.00%, 7/1/00                                     202,500
                                                             ---------


             Total Convertible Bonds
             (cost $192,000)                                   202,500
                                                             ---------


             Total Investments 99.74%
             (cost $5,801,015)                               6,294,044

             Cash and Other Assets,
             less Liabilities 0.26%                             16,602
                                                             ---------


             NET ASSETS 100.00%                             $6,310,646
                                                             =========


             <F7> Non-income producing security

See notes to the financial statements.



SCHEDULE OF INVESTMENTS
INTERNATIONAL EQUITY FUND
NOVEMBER 30, 1995

  NUMBER
 OF SHARES                                                      VALUE
 ---------                                                      -----
             COMMON STOCKS  94.69%

             BERMUDA 1.44%
     2,000   PartnerRe Holdings ADR                         $   53,000
                                                             ---------


             CANADA 1.89%
     2,000   Imperial Oil ADR                                   69,750
                                                             ---------


             FRANCE 8.05%
     3,000   Coflexip ADR                                       46,125
       247   Gaz et Eaux                                        88,294
     2,100   Institute de Developpement
             des Industries Agricoles                           61,952
     1,350   Primagaz                                          100,854
                                                             ---------

                                                               297,225
                                                             ---------


             GERMANY 7.05%
     1,700   Deutsche Bank                                      79,812
       140   Hochtief                                           62,870
       132   Linde                                              77,454
        22   MunichRe                                           40,203
                                                             ---------

                                                               260,339
                                                             ---------


             HONG KONG 5.87%
    27,000   Hutchison Whampoa                                 152,538
    31,000   Johnson Electric                                   64,123
                                                             ---------

                                                               216,661
                                                             ---------


             INDONESIA 0.85%
    12,000   Wicaksana Overseas
             International                                      31,531
                                                             ---------



             JAPAN 17.26%
     6,000   Canon                                             105,782
     3,000   Canon Sales                                        74,461
     2,000   Honda Motor                                        36,245
     2,000   Ito-Yokado                                        110,706
     1,000   Kyocera                                            79,287
    15,000   Mitsubishi Heavy Industries                       119,817
     6,000   Nippon Denso                                      111,100
                                                             ---------

                                                               637,398
                                                             ---------


             LUXEMBOURG 1.61%
     3,600   Quilmes Industrial                                 59,400
                                                             ---------


             MALAYSIA 5.98%
     9,000   Nestle Malaysia                                    63,173
    25,000   Nylex Malaysia                                     74,924
    32,000   Sime Darby                                         82,653
                                                             ---------

                                                               220,750
                                                             ---------


             NETHERLANDS 8.93%
     1,200   IHC Caland                                         36,204
     1,600   Randstad                                           67,165
     1,100   Royal Dutch Petroleum ADR                         141,213
     1,010   Wolters Kluwer                                     85,296
                                                             ---------

                                                               329,878
                                                             ---------

             NORWAY 3.68%
     2,000   Norsk Hydro ADR                                    81,250
     4,200   Unitor ADR                                         54,726
                                                             ---------

                                                               135,976
                                                             ---------



             SINGAPORE 5.65%
     8,000   Development Bank of
             Singapore                                          93,584
    14,000   Keppel                                            115,136
                                                             ---------

                                                               208,720
                                                             ---------


             SOUTH AFRICA 2.48%
    24,000   Liblife Strategic Investments                      91,628
                                                             ---------


             SPAIN 2.57%
     1,000   Banco Intercontinental                             95,021
                                                             ---------


             SWEDEN 2.79%
     2,800   Astra                                             102,803
                                                             ---------


             SWITZERLAND 11.76%
       620   Brown Boveri Registered                           139,985
     2,000   Nestle ADR                                        106,760
       225   Sika Finanz Registered                             52,718
       400   Societe Generale de Surveillance
             Registered                                        134,617
                                                             ---------
                                                               434,080
                                                             ---------


             UNITED KINGDOM 6.83%
    22,000   Blenheim Exhibitions                               77,057
     5,000   Hanson ADR                                         76,250
    20,000   Rentokil                                           98,807
                                                             ---------

                                                               252,114
                                                             ---------


             Total Common Stocks
             (cost $3,237,820)                               3,496,274
                                                             ---------


             WARRANTS  0.03%

             FRANCE 0.03%
       150   Primagaz Warrants <F8>                              1,169
                                                             ---------


             Total Warrants
             (cost $754)                                         1,169
                                                             ---------


 PAR
VALUE
-----


             CONVERTIBLE BONDS 3.43%

             THAILAND 3.43%
  $125,000   Bangkok Bank Convertible
             Bond, 3.25%, 3/3/04                               126,719
                                                               -------


             Total Convertible Bonds
             (cost $110,759)                                   126,719
                                                               -------



    PAR
   VALUE                                                         VALUE
   -----                                                         -----


             REPURCHASE AGREEMENTS 1.22%

   $45,000   United Missouri Bank Repurchase
             Agreement, 5.40%, dated 11/30/95,
             repurchase price $45,007
             maturing 12/1/95 (collateralized by
             U.S. Treasury Note, 7.625%,
             4/30/96)                                       $   45,000
                                                             ---------


             Total Repurchase Agreements
             (cost $45,000)                                     45,000
                                                             ---------


             Total Investments 99.37%
             (cost $3,394,333)                               3,669,162

             Cash and Other Assets,
             less Liabilities 0.63%                             23,279
                                                             ---------


             NET ASSETS 100.00%                             $3,692,441
                                                             =========

             <F8> Non-income producing security.


At November 30, 1995, the International Equity Fund's investments, excluding repurchase agreements, were diversified as follows:

   Basic Industries                         16.15%
   Capital Goods & Technology                16.10
   Consumer - Cyclical                       25.59
   Consumer - Non-Cyclical                   16.82
   Financial Services                        13.47
   Holding Companies                          2.53
   Natural Resources                          9.34
                                            ------

                                           100.00%
                                           =======

See notes to the financial statements.


STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM JANUARY 27, 1995<F9> THROUGH NOVEMBER 30, 1995
                                                  U.S. GOVERNMENT                     CORE          AGGRESSIVE      INTERNATIONAL
                                                    SECURITIES       INCOME          EQUITY           EQUITY           EQUITY
                                                       FUND           FUND            FUND             FUND             FUND
                                                       ----           ----            ----             ----             ----

INVESTMENT INCOME:
  Interest income                                  $  458,179       $262,771     $    17,682      $    33,794        $  19,781
  Dividend income (less withholding taxes of
    $0, $442, $948, $47 and $13,758, respectively)          -         84,496         159,266           47,601           74,529
                                                     --------       --------        --------        ---------        ---------


  Total investment income                             458,179        347,267         176,948           81,395           94,310
                                                     --------       --------        --------        ---------        ---------


EXPENSES:
  Fund accounting and administration fees              51,743         41,536          51,823           43,257           26,819
  Transfer agent fees and expenses                     22,318         22,465          21,970           21,948           21,924
  Investment advisory fees                             16,247         13,041          16,268           13,581            8,421
  Professional fees                                    14,012         14,012          14,012           14,013           16,712
  Sub-advisory fees                                    12,998         10,433          27,331           21,730           20,210
  12b-1 fees                                            9,748          7,824           9,761            8,149            5,053
  Amortization of organization costs                    6,391          6,391           6,391            6,391            6,391
  Trustees' fees                                        4,540          4,540           4,540            4,540            4,540
  Custody fees                                          3,592          4,323           5,012            5,517           17,405
  Printing and mailing expenses                         4,122          4,122           4,122            4,122            4,122
  Federal and state registration fees                   2,821          2,404           2,809            2,355            1,719
  Pricing expense                                       2,203          2,389             944            1,261            3,859
  Insurance expense                                       698            577             611              540              327
                                                    ---------      ---------       ---------        ---------        ---------


  Total expenses before reimbursement                 151,433        134,057         165,594          147,404          137,502
  Reimbursement of expenses                          (79,296)       (65,724)        (66,087)         (60,485)         (73,163)
                                                    ---------      ---------       ---------        ---------        ---------


  Net expenses                                         72,137         68,333          99,507           86,919           64,339
                                                    ---------      ---------       ---------        ---------        ---------


Net investment income (loss)                          386,042        278,934          77,441          (5,524)           29,971
                                                    ---------      ---------       ---------        ---------        ---------




REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
AND FOREIGN CURRENCIES:
  Net realized gain on:
    Investments                                       165,322        290,455         319,764          939,022           97,843
    Foreign currency transactions                           -              -               -                -           23,445
                                                     --------       --------        --------         --------         --------

    Total net realized gain                           165,322        290,455         319,764          939,022          121,288
  Net increase in unrealized appreciation
    (depreciation) on:
    Investments                                       534,189        385,644       1,395,607          493,029          298,535
    Translation of assets and liabilities in foreign
      currencies                                            -              -               -                -         (23,776)
                                                     --------       --------        --------         --------        ---------

  Total net unrealized gain                           534,189        385,644       1,395,607          493,029          274,759
Net realized and unrealized gain from investments
  and foreign currencies                              699,511        676,099       1,715,371        1,432,051          396,047
                                                     --------       --------       ---------        ---------        ---------


NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                          $1,085,553       $955,033      $1,792,812       $1,426,527         $426,018
                                                    =========       ========      ==========       ==========         ========

<F9>Commencement of operations.
See notes to the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM JANUARY 27, 1995<F10> THROUGH NOVEMBER 30, 1995

                                                U.S. GOVERNMENT                     CORE          AGGRESSIVE      INTERNATIONAL
                                                  SECURITIES        INCOME         EQUITY           EQUITY           EQUITY
                                                     FUND            FUND           FUND             FUND             FUND
                                                     ----            ----           ----             ----             ----

OPERATIONS:
  Net investment income (loss)                    $   386,042    $   278,934    $     77,441    $     (5,524)     $     29,971
  Net realized gain on investments                    165,322        290,455         319,764          939,022           97,843
  Net realized gain on foreign currency
    transactions                                            -              -               -                -           23,445
  Net increase in unrealized appreciation
    on investments                                    534,189        385,644       1,395,607          493,029          298,535
  Net increase in unrealized depreciation
    on translation of assets and liabilities
    in foreign currencies                                   -              -               -                -         (23,776)
                                                    ---------      ---------       ---------        ---------       ----------

  Net increase in net assets
    resulting from operations                       1,085,553        955,033       1,792,812        1,426,527          426,018
                                                    ---------      ---------       ---------        ---------       ----------


DISTRIBUTIONS PAID FROM:
  Net investment income                             (384,892)      (269,437)        (76,397)                -         (13,123)
                                                   ----------     ----------       ---------       ----------       ----------


CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                      9,530,364      7,052,894       8,951,962        7,262,913        4,665,365
  Proceeds from reinvestment of dividends             339,630        242,950               -                -                -
  Value of shares redeemed                        (3,396,155)    (1,893,193)     (2,516,538)      (2,398,794)      (1,405,819)
                                                  -----------    -----------     -----------      -----------      -----------

  Net increase from capital share transactions      6,473,839      5,402,651       6,435,424        4,864,119        3,259,546
                                                  -----------    -----------     -----------      -----------      -----------

TOTAL INCREASE IN NET ASSETS                        7,174,500      6,088,247       8,151,839        6,290,646        3,672,441

NET ASSETS:
  Beginning of period                                  20,000         20,000          20,000           20,000           20,000
                                                   ----------     ----------      ----------       ----------       ----------


  End of period                                    $7,194,500     $6,108,247      $8,171,839       $6,310,646       $3,692,441
                                                   ==========     ==========      ==========       ==========       ==========


<F10> Commencement of operations.

See notes to the financial statements.

FINANCIAL HIGHLIGHTS
FOR THE PERIOD FROM JANUARY 27, 1995<F11> THROUGH NOVEMBER 30, 1995
                                                 U.S. GOVERNMENT                      CORE         AGGRESSIVE     INTERNATIONAL
                                                   SECURITIES       INCOME           EQUITY          EQUITY           EQUITY
                                                      FUND           FUND             FUND            FUND             FUND
                                                      ----           ----             ----            ----             ----


NET ASSET VALUE, BEGINNING OF PERIOD                   $10.00         $10.00          $10.00           $10.00           $10.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           0.52           0.48            0.12           (0.01)             0.09
  Net realized and unrealized gains on
    investments and foreign currencies                   0.96           1.17            2.48             2.32             0.92
                                                        -----         ------          ------           ------           ------


TOTAL FROM INVESTMENT OPERATIONS                         1.48           1.65            2.60             2.31             1.01

LESS DISTRIBUTIONS:
  Dividends from net investment income                 (0.52)         (0.46)          (0.12)                -           (0.04)
                                                       ------         ------          ------             ----           ------


TOTAL DISTRIBUTIONS                                    (0.52)         (0.46)          (0.12)                -           (0.04)
                                                       ------         ------          ------             ----           ------


NET ASSET VALUE, END OF PERIOD                         $10.96         $11.19          $12.48           $12.31           $10.97
                                                       ======         ======          ======           ======           ======


TOTAL RETURN <F12>                                     15.13%         16.81%          25.97%           23.10%           10.09%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period (in 000s)                  $7,195         $6,108          $8,172           $6,311           $3,692
  Ratio of net expenses to average
    net assets <F13><F14>                               1.11%          1.31%           1.53%            1.60%            1.91%
  Ratio of net investment income (loss)
    to average net assets <F13><F14>                    5.94%          5.35%           1.19%          (0.10)%            0.89%
  Portfolio turnover rate <F12>                        55.29%         63.76%          34.71%          140.94%           38.09%

<F11>Commencement of operations.

<F12>Not annualized for the period from January 27, 1995 through November 30, 1995.

<F13>Annualized for the period from January 27, 1995 through November 30, 1995.

<F14>Without fees waived, the ratio of net expenses to average net assets would have been 2.33% for the U.S. Government Securities
Fund; 2.57% for the Income Fund; 2.54% for the Core Equity Fund; 2.71% for the Aggressive Equity Fund; and 4.08% for the
International Equity Fund.

Without fees waived, the ratio of net investment income (loss) to average net assets would have been 4.72% for the U.S. Government
Securities Fund; 4.09% for the Income Fund; 0.18% for the Core Equity Fund; (1.21)% for the Aggressive Equity Fund; and (1.28)% for
the International Equity Fund.

See notes to the financial statements.


NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Briar Funds Trust (the "Trust") was organized October 7, 1994 as a Delaware business trust and is registered under the Investment Company Act of 1940 (the "1940 Act"). The Stalwart Funds (the "Funds"), the separate portfolios of the Trust, are currently authorized to issue an unlimited number of shares of beneficial interest (no par value per share). The Funds commenced operations on January 27, 1995. Each of the Funds initially issued and sold 2,000 shares to Briar Capital Management L.L.C. (the "Adviser") on January 12, 1995, for consideration in the amount of $100,000.

Costs of $189,437 incurred by the Funds in connection with their organization, registration and the initial public offering of shares have been deferred and are being amortized on a straight-line basis over a period of five years from the date upon which the Funds commenced their investment activities. These costs were advanced by the Adviser and reimbursed by the Funds. The proceeds of any redemption of the initial shares by any holder thereof will be reduced by a pro rata portion of any then unamortized deferred organizational costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A) INVESTMENT VALUATION - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Portfolio securities traded on a foreign exchange are valued at the respective closing prices on that exchange.Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bidprices. Fixed income/debt securities are priced at fair value using the bid price. However, in circumstances where the Adviser or sub-adviser deems it appropriate to do so, the Funds' fixed income securities are valued utilizing prices obtained for the day of valuation from a bond pricing service. Debt securities with a maturity date less than 60 days are valued at amortized cost basis which approximates value. Securities for which quotations are not readily available, and other assets, are valued at fair value, as determined in good faith by the Board of Trustees.

B) FOREIGN CURRENCY TRANSACTIONS - The books and records of the Funds are maintained in U.S. dollars as follows:

 (I) market value of investment securities and other assets and liabilities are recorded at the exchange rate on the valuation date; and

 (II) purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions.

The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of investments held. For the International Equity Fund, the amount of net unrealized depreciation on the translation of assets and liabilities in foreign currencies related to investments as of November 30, 1995 was $23,706.

C) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intend to continue to so comply in future years.

D) DISTRIBUTIONS TO SHAREHOLDERS - Generally, dividends from net investment income will be declared and paid monthly for the U.S. Government Securities and Income Funds, and annually for the Core Equity, Aggressive Equity and International Equity Funds. Distributions of net realized capital gains, if any, will be declared and paid annually. For the year ended November 30, 1995, 14.3%, 35.4% and 5.1% of dividends paid or to be paid from taxable income for the Income Fund, Core Equity Fund and Aggressive Equity Fund, respectively, qualify for the dividends received deduction available to corporate shareholders.

The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and organizational costs. Accordingly, at November 30, 1995, reclassifications were recorded to increase (decrease) undistributed net investment income by $3,899, $221, $1,662, $8,867 and $(12,754); increase
(decrease) accumulated net realized gains on investments by $(2,237), $1,441, $0, $(7,205) and $0; increase accumulated net realized gains from foreign currency transactions $0, $0, $0, $0 and $14,416; and decrease capital stock by $1,662 for each of the U.S. Government Securities, Income, Core Equity, Aggressive Equity and International Equity Funds, respectively.

E) OTHER - For financial reporting, investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as information is available to the Funds. Interest income is recognized on an accrual basis and includes amortization of premiums and discounts.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AGREEMENTS

The Trust has an agreement with the Adviser, with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of the agreement, the Funds will pay the Adviser a monthly fee on average daily net assets at the following annual rates: 0.45% for the U.S. Government Securities and Income Funds; 0.75% for the Core Equity Fund; 0.65% for the Aggressive Equity Fund; and 0.85% for the International Equity Fund. The basic fee for the Core Equity Fund is subject to a performance adjustment (up to a maximum +/- 0.10%) based on the Core Equity Fund's investment performance as compared to the S&P 500 over a specified period of time. For the period from January 27, 1995 through November 30, 1995, the sub-adviser reduced its fee by $5,109 for a performance adjustment. Of the above annual fees, the Adviser retains 0.25% and has directed the Funds to pay each respective sub-adviser the remainder.

The Adviser voluntarily agreed to waive its fees and/or reimburse the Funds to the extent that total expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.11% of average net assets of the U.S. Government Securities Fund; 1.31% of average net assets of the Income Fund; 1.53% of average net assets of the Core Equity Fund; 1.60% of average net assets of the Aggressive Equity Fund; and 1.91% of average net assets of the International Equity Fund. Accordingly, for the period from January 27, 1995 through November 30, 1995, the Adviser waived advisory fees of $16,247 and reimbursed an additional $32,968 to the U.S. Government Securities Fund; waived advisory fees of $13,041 and reimbursed an additional $28,312 to the Income Fund; waived advisory fees of $16,268 and reimbursed an additional $32,102 to the Core Equity Fund; waived advisory fees of $13,581 and reimbursed an additional $32,190 to the Aggressive Equity Fund; and waived advisory fees of $8,421 and reimbursed an additional $55,872 to the International Equity Fund.

Sub-advisory services are provided to the U.S. Government Securities and Income Funds by Pekin, Singer & Shapiro Asset Management, Inc. ("Pekin, Singer"), an affiliate of the Adviser; to the Core Equity Fund by Harris Associates L.P.; to the Aggressive Equity Fund by Wasatch Advisors, Inc.; and to the International
Equity Fund by Harding, Loevner Management, L.P.   Pekin, Singer waived their
sub-advisory fees of $12,998 and $10,433 for the U.S. Government Securities and Income Funds, respectively.

Sunstone Financial Group, Inc. (the "Administrator") acts as Administrator for each of the Funds. As compensation for its administrative services and the assumption of certain administrative expenses, the Administrator is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.20% on the first $100 million of average net assets of the Funds, 0.125% on the next $150 million of average net assets of the Funds, and 0.075% on average net assets in excess of $250 million, subject to a minimum fee at an annual rate of $255,000, plus out-of-pocket expenses. For the period from January 27, 1995 to November 30, 1995, the Administrator waived fees of $7,335 for the U.S. Government Securities Fund; $6,114 for the Income Fund; $7,956 for the Core Equity Fund; $6,565 for the Aggressive Equity Fund; and $3,817 for the International Equity Fund.

4. DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan permits the Trust to employ one or more distributors of its shares. Payments under the Plan may be made only to distributors so employed by the Trust. The Trust pays to each distributor a monthly fee for distribution of each Fund's shares at the rate of 0.15% per annum of the average net asset value of the Fund shares beneficially owned by each distributor's clients. Currently, S.F. Investments, Inc. (the "Distributor"), an affiliate of the Adviser, is the underwriter of the Funds. It is the only entity which has entered into an agreement under the Plan. For the period from January 27, 1995 to November 30, 1995, the Distributor waived distribution fees of $9,748 for the U.S. Government Securities Fund; $7,824 for the Income Fund; $9,761 for the Core Equity Fund; $8,149 for the Aggressive Equity Fund; and $5,053 for the International Equity Fund.


5. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for each Fund for the period from January 27,
1995 through November 30, 1995, were as follows:

                               U.S. GOVERNMENT                                   CORE               AGGRESSIVE       INTERNATIONAL
                                  SECURITIES              INCOME                EQUITY                EQUITY            EQUITY
                                     FUND                  FUND                  FUND                  FUND              FUND
                                     ----                  ----                  ----                  ----              ----

PURCHASES:
   U.S. Government                $4,401,816           $   571,597                     -                     -                 -
   Other                           5,729,383             8,363,242            $8,775,403           $12,706,903        $4,545,162

SALES:
   U.S. Government                 1,787,297               344,273                     -                     -                 -
   Other                           2,094,449             3,272,939             2,520,508             7,844,778         1,332,703

For the period from January 27, 1995 through November 30, 1995, the Income Fund paid brokerage commissions of $9,450 on trades of securities to an affiliate of the Adviser.

Costs of investments are substantially the same for financial reporting purposes and federal income tax purposes for each Fund, except the Aggressive Equity and International Equity Funds whose cost of investments for federal income tax purposes was
$5,804,205 and $3,400,217, respectively.  At November 30, 1995, gross unrealized appreciation and depreciation of investments for each Fund were as follows:
                                 U.S. GOVERNMENT                                 CORE               AGGRESSIVE       INTERNATIONAL
                                   SECURITIES               INCOME              EQUITY                EQUITY            EQUITY
                                      FUND                   FUND                FUND                  FUND              FUND
                                      ----                   ----                ----                  ----              ----
Appreciation                        $534,189              $473,274            $1,460,071             $868,644          $388,965

Depreciation                               -              (87,630)              (64,464)             (378,805)         (120,020)
                                    --------             ---------             ---------             ---------         ---------


Net appreciation on investments     $534,189              $385,644            $1,395,607              $489,839          $268,945
                                    ========              ========            ==========              ========          ========



6. CAPITAL SHARE TRANSACTIONS

Transactions of capital shares for the period from January 27, 1995 through November 30, 1995 for each Fund were as follows:

                                 U.S. GOVERNMENT                                 CORE               AGGRESSIVE       INTERNATIONAL
                                   SECURITIES             INCOME                EQUITY                EQUITY            EQUITY
                                      FUND                 FUND                  FUND                  FUND              FUND
                                      ----                 ----                  ----                  ----              ----

Shares sold                          941,876               695,775               871,149               719,847           463,166

Shares issued in reinvestment
   of dividends                       32,022                22,598                     -                     -                 -
Shares redeemed                    (319,433)             (174,571)             (218,396)             (209,185)         (128,715)
                                   ---------             ---------             ---------             ---------         ---------


Net increase in shares               654,465               543,802               652,753               510,662           334,451
                                    ========              ========            ==========              ========          ========


7. Subsequent Events

The Board of Trustees unanimously voted on January 26, 1996, to terminate the Trust's contracts with the Adviser, all of the Sub-Advisers, the Distributor and the Administrator. The Board of Trustees also terminated its
Custodian Agreement with United Missouri Bank. The Board of Trustees expressed its desire to terminate the contracts effective 45 days after prompt notice is given and authorized its officers to request a waiver of any applicable notice provisions requiring notice in excess of 45 days from each service provider.

The Board also adopted a resolution that the Funds cease accepting additional purchases of shares.
Accordingly, the Funds stopped accruing Rule 12b-1 fees and stopped amortizing organizational costs.
The Adviser anticipates that each of the Funds will begin liquidating as soon as possible in an orderly fashion considering the best interests of shareholders of the Funds, all portfolio investments and anticipates holding the proceeds in short-term debt obligations. The shareholders will not bear the additional expenses associated with winding up the operations of the Trust.



REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of the Stalwart Funds:

We have audited the accompanying statements of assets and liabilities of the Stalwart Funds (comprised of the U.S. Government Securities Fund, Income Fund, Core Equity Fund, Aggressive Equity Fund and International Equity Fund), including the schedules of investments, as of November 30, 1995, and the related statements of operations, changes in net assets and financial highlights for the period from January 27, 1995 (commencement of operations) through November 30, 1995. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Stalwart Funds as of November 30, 1995, and the results of their operations, changes in their net assets and financial highlights for the period from January 27, 1995 through November 30, 1995, in conformity with generally accepted accounting principles.


Ernst & Young LLP

Chicago, Illinois
December 22, 1995
except for Note 7, as to which the date is January 26, 1996.

This report is for the information of shareholders of Stalwart Funds.
It is authorized for distribution only when it is preceded or accompanied by a current Stalwart Funds prospectus.